                                                                   EXHIBIT 10.9


                                    GUARANTY

                  GUARANTY, dated as of December 18, 1998 (this "Guaranty"), made by ALPHA TUBE CORPORATION, a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "Guarantor"), in favor of BANKAMERICA BUSINESS CREDIT, INC., as agent (together with any successor in such capacity, the "Agent") for the financial institutions (collectively, the "Lenders" and, together with the Agent, the "Secured Parties") now or hereafter being parties to the Credit Agreement (as hereinafter defined).

                  WHEREAS, Acme Metals Incorporated, a debtor-in-possession (the "Parent"), Acme Steel Company, a debtor-in-possession ("ASC"), Acme Packaging Corporation, a debtor-in-possession ("APC"), Alabama Metallurgical Corporation, a debtor-in-possession ("AMC"), Acme Steel Company International, Inc., a debtor-in-possession ("ASCI" and, together with the Parent, ASC, APC and AMC, jointly and severally, the "Borrowers"), the Lenders and the Agent have entered into a certain Loan and Security Agreement dated as of the date hereof (as amended, amended and restated, modified, supplemented or renewed from time to time, the "Credit Agreement");

                  WHEREAS, as a condition to the Lenders and the Agent making any Loans and issuing or causing the issuance of any Letters of Credit or Credit Support under the Credit Agreement, the Lenders and the Agent have required the execution and delivery of this Guaranty by the Guarantor.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders and the Agent to make Loans and to issue or cause the issuance of Letters of Credit and Credit Support under the Credit Agreement, the Guarantor hereby agrees with the Agent for the benefit of the Secured Parties as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.


                 2. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Agent and the other Secured Parties the prompt and complete payment and performance of (i) all present and future Obligations, whether at stated maturity, by acceleration or otherwise and (ii) all present and future obligations of each of the Borrowers under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise (collectively, the "Guaranteed Obligations").

                 (a) The guaranty contained herein is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Guaranteed Obligations, is not a guaranty of collection, and is in no way conditioned upon any requirement that the Agent on behalf of the Secured Parties or any of the other Secured Parties first collect or attempt to collect the Guaranteed Obligations or any portion thereof from any Borrower or other Person or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations. Payments by the Guarantor hereunder may be required by the Agent on behalf of the Secured Parties on any number of occasions.

                 (b) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guaranty for such purpose.

                 (c) The Agent agrees to provide to the Guarantor and Wolf, Block, Schorr and Solis-Cohen (at 250 Park Avenue, New York, New York 10177,
Attn.: Dennis M. O'Dea, Esq., Fax. No. 212-986-0604) not less than three Business Days prior written notice of the Agent's intention to demand payment under this Guaranty.

                 2. Right of Setoff. The Agent and each other Secured Party are hereby irrevocably authorized at any time and from time to time following the occurrence and for so long as an Event of Default is continuing, without notice (except for any notice required by Section 11.2(a) of the Credit Agreement) to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Secured Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Agent and such Secured Party may elect, on account of the liabilities of the Guarantor hereunder, whether or not the Agent or such Secured Party has made any demand for payment. The rights of the Agent or the other Secured Parties under this paragraph are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the other Secured Parties may have.

                 3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by the Agent or any other Secured Party, the Guarantor hereby irrevocably waives any and all rights of subrogation to the rights of the Agent and the other Secured Parties against any Borrower and any and all rights of reimbursement, assignment, indemnification or implied contract or any similar rights against any Borrower or against any endorser or other guarantor of all or any part of the Guaranteed Obligations, until the termination of this Guaranty in accordance with paragraph 6 hereof. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and each other Secured Party, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Agent may determine (subject to the provisions of the Credit Agreement).

                 4. Amendments, etc., With Respect to the Guaranteed Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by the Agent or any other Secured Party may be rescinded by the Agent or such Secured Party, and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any other Secured Party, and the Credit Agreement, the other Loan Documents and any other document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and the other Secured Parties may deem advisable from time to time, and any guarantee or right of setoff at any time held by the Agent or any other Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Agent may, but shall be under no obligation to, make a similar demand on any Borrower or any other guarantor, and any failure by the Agent to make any such demand or to collect any payments from any Borrower or any such other guarantor or any release of any Borrower or any such other guarantor shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                 5. Guaranty Absolute and Unconditional; Termination. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Agent and the other Secured Parties upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between any Borrower or the Guarantor, on the one hand, and the Agent and/or any of the other Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower, any other Person or itself with respect to the Guaranteed Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity or enforceability of the Credit Agreement, any other Loan Document, any of the Guaranteed Obligations or any other guarantee or right of setoff with respect thereto at any time or from time to time held by the Agent or any other Secured Party, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other guarantor against the Agent or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower, any other guarantor or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower or other guarantor for the Guaranteed Obligations, or of the Guarantor under this Guaranty. When pursuing its rights and remedies hereunder against the Guarantor, the Agent or any other Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any of the Borrowers or any other Person or guaranty for the Guaranteed Obligations or any right of setoff with respect thereto, and any failure by the Agent or any other Secured Party to pursue such other rights or remedies or to collect any payments from any of the Borrowers or any such other Person or to realize upon any such guaranty or to exercise any such right of setoff, or any release of any of the Borrowers or any such other Person or any guaranty or right of setoff, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the

Agent or such Secured Party against the Guarantor. Subject to the provisions of paragraph 7 hereof, this Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the other Secured Parties, and their successors, endorsees, transferees and assigns, until the payment in full of all Guaranteed Obligations, the termination or cancellation of all Letters of Credit and the termination of all Commitments. Subject to the provisions of paragraph 7 hereof, upon the payment in full of all Guaranteed Obligations, the termination or cancellation of all Letters of Credit and the termination of all Commitments, this Guaranty shall terminate.

                 6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time the payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or any other Secured Party upon or as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

                 7. Expenses. The Guarantor will upon demand pay the Agent for any and all reasonable costs, sums and expenses which the Agent may pay or incur pursuant to the provisions of this Guaranty or in enforcing this Guaranty or in enforcing payment of the Guaranteed Obligations or otherwise in connection with the provisions hereof, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees. All of the foregoing, together with interest thereon as specified in paragraph 11 hereof, shall be part of the Guaranteed Obligations and be payable on demand.

                 8. Payments; Covenants. The Guarantor hereby agrees that it will make payments in respect of the Guaranteed Obligations within two Business Days' of demand therefor to the Agent, without setoff, deduction, withholding or counterclaim, by wire transfer in immediately available funds and in Dollars at such place as the Agent may direct from time to time by notice to the Guarantor. The Guarantor hereby covenants and agrees that so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit or Credit Support shall be outstanding or any Lender shall have any Commitment it will comply with all of the obligations, requirements and restrictions in the covenants contained in Sections 6, 7 and 9 of the Credit Agreement to the extent that they are applicable to the Guarantor. The Guarantor hereby represents and warrants to the Secured Parties all of the representations and warranties made in Sections 6 and 8 of the Credit Agreement to the extent that they are applicable to the Guarantor.

                 9. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 10. Interest. All amounts which have become due and payable from time to time by the Guarantor hereunder shall constitute part of the Guaranteed Obligations and shall bear interest and be payable at the interest rate applicable to Base Rate Revolving Loans at such time under Section 3.1 of the Credit Agreement.

                 11. Paragraph Headings. The captions of the various sections and paragraphs of this Guaranty have been inserted only for the purposes of convenience; such captions are not a part of this Guaranty and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Guaranty.

                 12. No Waiver; Cumulative Remedies. Neither the Agent nor any other Secured Party shall by an act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 13. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Agent and the requisite number of Lenders as set forth in the Credit Agreement; provided, that any provision of this Guaranty may be waived by the Agent and the requisite number of Lenders as set forth in the Credit Agreement in a letter or agreement executed by the Agent and such Lenders or by telex or facsimile transmission from the Agent and such Lenders. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent and the other Secured Parties and their respective successors and assigns.

                 14. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to the Guarantor, at the address specified below its signature below with a copy to the Parent and its counsel as provided in the Credit Agreement; if to the Agent, at its address specified below its signature below; and if to Wolf, Block, Schorr and Solis-Cohen, at the address specified in paragraph 2(d) hereof or, at such other address as shall be designated by any party in a written notice to the other party hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

                 15. SETOFF; GOVERNING LAW; WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION, ETC. IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS GUARANTY, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE GUARANTOR ON THE ONE HAND AND ANY ONE OR MORE OF THE SECURED PARTIES ON THE OTHER HAND, THE GUARANTOR HEREBY, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, (I) WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LEGAL ACTION OR PROCEEDING, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION AND (II) WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                 (a) THIS GUARANTY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                 (b) EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING AND EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT:
(1) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS OF THE GUARANTOR HEREUNDER AND (2) THE GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                 (c) THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE GUARANTOR AT ITS ADDRESS SET FORTH IN SECTION 15 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

                 (d) THE GUARANTOR HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER WITH RESPECT TO

CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR HEREBY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.


            [The remainder of this page is intentionally left blank.]

                 IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                                   ALPHA TUBE CORPORATION, a
                                                   Debtor-in-Possession


                                                   By:
                                                      --------------------------
                                                      Name: Jerry F. Williams
                                                      Title: Vice President

                                                   Address for Notices:
                                                   ALPHA TUBE CORPORATION
                                                   30400 East Broadway
                                                   Walbridge, Ohio 43465
                                                   Attention: CFO and Treasurer
                                                   Telecopier No.: (419)
                                                   661-4380


Accepted and Agreed:

BANKAMERICA BUSINESS CREDIT, INC.,
  as Agent


By: ___________________________________
    Name:
    Title:

Address for Notices:

BANKAMERICA BUSINESS CREDIT, INC.,
40 East 52nd Street
New York, New York 10022
Attention:  Portfolio Manager
Telecopier No.:  (212) 836-5169